UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):                            February 15, 2005

            HNI Corporation
(Exact Name of Registrant as Specified in Charter)

                    Iowa                                         0-2648                                      42-0617510
     (State or Other Jurisdiction                    (Commission                              (IRS Employer
             of Incorporation)                           File Number)                              Identification No.)

414 East Third Street, P.O. Box 1109, Muscatine, Iowa  52761-0071
(Address of Principal Executive Offices, Including Zip Code)

Registrant's telephone number, including area code:                     (563) 264-7400

                                    N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

___     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
           (17 CFR 240.14d-2(b))

___     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
           (17 CFR 240.13e-4(c))

Item 1.01     Entry Into A Material Definitive Agreement.

            At its meeting on February 15, 2005, the Human Resources and Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of HNI Corporation (the "Corporation") authorized the various items discussed below.  At its meeting held on February 16, 2005, the Board ratified the Compensation Committee's actions.

Executive Bonus Plan

            The Compensation Committee authorized the payment of bonus awards to certain executive officers of the Corporation and its subsidiaries for the fiscal year ended January 1, 2005 ("Fiscal 2004").  The bonus awards were made pursuant to the Corporation's Executive Bonus Plan, as amended (the "Bonus Plan"), a copy of which was previously filed as Exhibit 99A to the Corporation's Quarterly Report on Form 10-Q for the quarterly period ended October 2, 2004.

            On an annual basis, the Compensation Committee establishes for each executive officer participating in the Bonus Plan an annual target bonus stated as a percentage of such executive officer's annual base salary.  The actual bonus award is calculated based on the following:  60% based on financial goals of the Corporation and/or the Corporation's operating units; and 40% based on individual strategic objectives.  For Fiscal 2004, executive officers can achieve up to 200%  of the portion of their annual target bonus that is based on the financial goals and up to 100% of the portion of their annual target bonus that is based on their individual strategic objectives.  For the fiscal year ending December 31, 2005 ("Fiscal 2005"), executive officers can achieve up to 200% of the portion of their annual target bonus that is based on the financial goals and up to 125% of the percentage of their annual target bonus that is based on their individual strategic objectives.

            The annual target bonus percentage for Fiscal 2004 for the Corporation's Chairman, President and Chief Executive Officer, Stan A. Askren, was equal to:  (i) 85% as President (January 4, 2004 through May 4, 2004); and (ii) 100% as Chief Executive Officer (May 5, 2004 through January 1, 2005).  The Corporation's other named executive officers, as determined by reference to the Corporation's proxy statement for its 2004 annual meeting of shareholders, dated March 19, 2004, and including a new additional executive officer to be included as a named executive officer in the Corporation's proxy statement for its 2005 annual meeting of shareholders (collectively, the "Named Executive Officers"), had annual target bonus percentages for Fiscal 2004 ranging from 75% to 85%.

            The following table sets forth the bonus awards made pursuant to the Bonus Plan for Fiscal 2004 to the Corporation's Chairman, President and Chief Executive Officer and the Named Executive Officers:

Name and Position	Bonus Award
Jack D. Michaels Former Chairman and Chief Executive Officer(1)	$714,462
Stan A. Askren Chairman, President and Chief Executive Officer(2)	$670,143
David C. Burdakin Executive Vice President President, The HON Company	$247,384
Eric K. Jungbluth President, Allsteel Inc.	$230,153
Jerald K. Dittmer Vice President and Chief Financial Officer	$204,930
Bradley D. Determan President, Hearth & Home Technologies Inc.	$187,704

(1)    Mr. Michaels left the position as Chief Executive Officer effective as of May 4, 2004, in accordance with the Corporation's management succession plan, and retired from the position of Chairman effective as of November 12, 2004.

(2)    Mr. Askren was elected to the position of Chief Executive Officer effective as of May 4, 2004, and to the position of Chairman effective as of November 12, 2004.

            The Compensation Committee also established the annual target bonus levels, financial goals and strategic objectives to be applied in determining bonus awards under the Bonus Plan for Fiscal 2005.  The annual target bonus levels, stated as a percentage of base salary, for Fiscal 2005 for the Corporation's Chairman, President and Chief Executive Officer and each of the Named Executive Officers are as follows:  Mr. Askren -100%, Mr. Burdakin - 85%, Mr. Jungbluth - 75%, Mr. Dittmer - 75%, and Mr. Determan - 75%.  An annual target bonus level was not established for Mr. Michaels because, effective as of November 12, 2004, he no longer served as an executive officer of the Corporation.  The financial goals of the Corporation are based on annual profitability and return on net asset goals for the Corporation's operating units, or annual profitability and return on invested capital goals for the overall Corporation.  The individual strategic objectives established for each executive officer are based upon such officer's position and responsibilities and reflect the appropriate strategic priorities of the Corporation and/or the Corporation's operating units.  Such objectives include, but are not limited to, goals for aggressive profitable growth initiatives, business simplification, enhancing diversity and member/owner culture, improving processes and reducing costs.

Long-Term Performance Plan

            The Compensation Committee authorized the payment of awards to certain executive officers of the Corporation, including the Corporation's Chairman, President and Chief Executive Officer and the Named Executive Officers, pursuant to the Corporation's Long-Term Performance Plan, as amended (the "Performance Plan"), a copy of which was previously filed as Exhibit 10xv to the Corporation's Quarterly Report on Form 10-Q for the quarterly period ended October 2, 2004.  Such awards were granted in 2002 and relate to the 2002-2004 performance period.

            Target awards are made at the beginning of each performance period.  The value of each target award is determined by the Compensation Committee based upon compensation level, position in the Corporation, ability to influence the Corporation's performance and industry survey data provided by national compensation consulting firms.  The actual value of an award earned by an executive officer at the end of the performance period is based upon performance measures relating to the actual financial results during the performance period compared to the standards set for the applicable business.  The award earned can range from 0% to 200% of the initial target award.  Awards, if any, under the Performance Plan are paid one-half in cash and one-half in the Corporation's common stock.

            The following table sets forth the awards paid pursuant to the Performance Plan for the 2002-2004 performance period to the Corporation's Chairman, President and Chief Executive Officer and the Named Executive Officers:

Name	Award
Mr. Michaels	$245,744
Mr. Askren	$101,980
Mr. Burdakin	$ 79,000
Mr. Jungbluth	$ -0-
Mr. Dittmer	$ 96,678
Mr. Determan	$ 72,000

                The Compensation Committee also established target awards under the Performance Plan for the 2005-2007 performance period and the related performance measures to be applied in determining awards to be paid under the Performance Plan for the 2005-2007 performance period.  The target awards under the Performance Plan for the 2005-2007 performance period for the Corporation's Chairman, President and Chief Executive Officer and each of the Named Executive Officers are as follows:  Mr. Askren - $337,500, Mr. Burdakin - $255,000, Mr. Jungbluth - $132,500, Mr. Dittmer - $168,800, and Mr. Determan - $132,000.  An award for the 2005-2007 performance period was not established for Mr. Michaels because, effective as of November 12, 2004, he no longer served as an executive officer of the Corporation.  The performance measures for the 2005-2007 performance period under the Performance Plan are based on achievement of cumulative economic profit goals for this three-year period.  Economic profit is defined as after-tax profit less a charge for capital.

Restated Stock-Based Compensation Plan

            The Compensation Committee approved the award of ten-year non-qualified stock options to purchase shares of the Corporation's common stock to certain executive officers of the Corporation, including the Corporation's Chairman, President and Chief Executive Officer and the Named Executive Officers, pursuant to the Corporation's 1995 Stock-Based Compensation Plan, as amended and restated on November 10, 2000 (the "Restated Stock-Based Compensation Plan"), a copy of which was previously filed as Exhibit 10i to the Corporation's Annual Report on Form 10-K for the fiscal year ended December 30, 2000.  A form of the option award agreement for stock options granted under the Restated Stock-Based Compensation Plan is filed as Exhibit 99D to this Current Report on Form 8-K.

            The following table sets forth the stock options awarded to the Corporation's Chairman, President and Chief Executive Officer and the Named Executive Officers pursuant to the Restated Stock-Based Compensation Plan.  The number of stock options was determined by dividing a targeted dollar amount established by the Compensation Committee by the Black Scholes value of the option on the date of grant.  The targeted dollar amounts for the Corporation's Chairman, President and Chief Executive Officer and each of the Named Executive Officers are as follows:  Mr. Askren - $1,012,500; Mr. Burdakin - $225,000; Mr. Jungbluth - $132,500; Mr. Dittmer - $168,750; and Mr. Determan - $132,000.  A targeted dollar amount was not established for, and no stock options were awarded to, Mr. Michaels because, effective as of November 12, 2004, he no longer served as an executive officer of the Corporation.

Name	Number of Options(1)	Exercise Price Per Share
Mr. Michaels(2)	-0-	--
Mr. Askren	55,100	$42.66
Mr. Burdakin	13,900	$42.66
Mr. Jungbluth	7,200	$42.66
Mr. Dittmer	9,200	$42.66
Mr. Determan	7,200	$42.66

(1)    These options are scheduled to vest on February 16, 2009.

(2)    Effective as of November 12, 2004, Mr. Michaels no longer served as an executive officer of the Corporation.

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of
                     Principal Officers.

            On February 16, 2005, Jack D. Michaels notified the Corporation that he will be resigning from his position as Director effective as of May 4, 2005, the day following the date of the Corporation's 2005 annual meeting of shareholders.

Item 9.01        Financial Statements and Exhibits.

(c)        Exhibits.

            The following exhibit relating to Item 1.01 is filed as a part of this Current Report on Form 8-K.

            Item No.          Description

               99D               Form of option award agreement granted under the Restated Stock-Based
                                    Compensation Plan.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION
Date:	February 18, 2005	By	/s/ Jerald K. Dittmer
Jerald K. Dittmer Vice President and Chief Financial Officer

Exhibit Index

Item No.          Description

   99D               Form of option award agreement for stock options granted under the Restated Stock-
                         Based Compensation Plan.

EXHIBIT 99D

PERSONAL & CONFIDENTIAL

[Date]

Re:      HNI Corporation Stock-Based Compensation Plan
            Stock Option Award Agreement

Dear _________________:

Congratulations on your selection as a Participant in the HNI Corporation Stock-Based Compensation Plan (the "Plan").  This Agreement provides a brief summary of your rights under the Plan.  A copy of the Plan Document accompanies this Agreement.

The Plan provides a complete detail of all of your rights under the Plan and this Agreement, as well as all of the conditions and limitations affecting such rights.  If there is any inconsistency between the terms of this Agreement and the terms of the Plan, the Plan's terms shall completely supersede and replace the conflicting terms of this Agreement.

The option granted to you under this Agreement is a Non-Statutory Stock Option, as defined in the Plan.

Overview of Your Stock Option

1. Number of Shares Granted under this Option:
2. Date of Grant:
3. Exercise Price:
4. Vesting of Options: Subject to the terms of 7a. and b. of this Agreement, 100% or any portion of the Shares covered by this option may be purchased on or after ______________.
5. Method of Exercise and Payment:
Shares may be exercised by written notice to the Company specifying the number of whole shares to be purchased. The method of payment may be by any of the following methods:

(a)    Cashless exercise either through a broker-dealer acceptable to the Company or through the
        Company's aligned broker-dealer, Robert W. Baird.

        i.       Cashless hold:  Acquiring the shares represented by the options and selling a portion of the shares on the day of exercise to cover the cost of exercise, commissions, and applicable taxes, holding the remaining shares; or

        ii.      Cashless sell:  Acquiring the shares represented by the options and selling all shares on the day of exercise, paying the cost of exercise, commissions and applicable taxes, with the remaining cash balance paid to you; or

        iii.     Partial cashless hold, partial cashless sell:  A combination of 5(a)(i) and 5(a)(ii), holding a portion of the shares and receiving a portion as cash.

(b)    The Plan permits a number of other exercise alternatives:  cash payment; delivery of previously owned shares; authorization to withhold previously owned shares equal to the purchase price with your attestation to ownership of an equal number of shares held for more than six months; cash payment by a broker-dealer acceptable to the Company;
         or a combination of the above.

6. Expiration Date of Option:
7. Non-Transferability of Options:

(a)    As explained in the next paragraph, during your lifetime the options shall be exercised only by you.  No assignment or transfer of options, whether voluntary or involuntary, by operation of law or otherwise, can be made except by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company.

(b)    Notwithstanding the preceding paragraph, you may transfer your option rights to one or more members of your Immediate Family (or to one or more trusts established solely for the benefit of one or more members of your Immediate Family or to one or more partnerships in which the only partners are members of your Immediate Family); provided, however, that (i) no such transfer shall be effective unless you deliver reasonable prior notice thereof to the Company and such transfer is thereafter effected subject to the specific authorization of, and in accordance with any terms and conditions that shall have been made applicable thereto by, the Committee or by the Board and (ii) any such transferee shall be subject to the same terms and conditions hereunder as you are.

8. Termination of Employment:

(a)    By Death or Disability:  Shares which are vested as of the date of Death or Disability may be purchased until the earlier of:  (i) the expiration date of this option; or (ii) the second anniversary of the date of Death or Disability.  Shares which are not vested as of the date of Death or Disability shall become immediately vested 100 percent, provided you are employed by the Company on the date of Death or Disability.

(b)    By Retirement:  Shares which are vested as of the date of Retirement may be purchased until the earlier of:  (i) the expiration date of this option; or (ii) the third anniversary date of
        Retirement.  Shares which are not vested as of the date of Retirement shall immediately become vested 100 percent.

(c)    For other reasons:  Shares which are vested as of the date of termination of employment may be purchased until the earlier of (i) the expiration date of this option; or (ii) the end of the thirtieth day following the date of termination of employment (except in the case of termination for "Cause," in which case, no additional exercise period shall be permitted beyond the date of termination).  Shares which are not vested as of the date of employment termination shall immediately terminate, and shall be forfeited to the Company.

9. Change in Control: In the event of a Change in Control, all shares under this option shall become immediately vested 100 percent, and shall remain exercisable for their entire term.

Refer any questions you may have regarding your stock options, or exercising stock options, to Don Mead, Vice President, Member and Community Relations.

Please acknowledge your agreement to participate in the Plan and this Agreement, and to abide by all of the governing terms and provisions, by signing below, and return the original signed letter to Don Mead, Vice President, Member and Community Relations, in the enclosed self-addressed envelope; please make a copy of the letter for your files.

Once again, congratulations on the receipt of your stock option award.

Sincerely,

Stan A. Askren
Chairman, President and Chief Executive Officer

Enc.

HNI Corporation Stock-Based Compensation Plan

Agreement to Participate

By signing a copy of this Agreement and returning it to Don Mead, Vice President, Member and Community Relations, I acknowledge that I have read this letter and the Plan, and that I fully understand all of my rights thereunder, as well as all of the terms and conditions which may limit my eligibility to exercise this option.

________________________________________    _________________
                                                                                              Date